UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period:  May 31, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Jubak Global Equity Fund
 (JUBAX)

ANNUAL REPORT
May 31, 2013

Jubak Global Equity Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Supplemental Information	24
Expense Example	26

This report and the financial statements contained herein are provided for the general information of the shareholders of the Jubak Global Equity Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.JubakFund.com

July 28, 2013

Re: Annual Shareholder Letter for the Annual Report

Dear Shareholder:

We don’t get the stock market we’d like.

The stock market is what it is—whether that’s friendly to our goals and strategies or deeply hostile to them. The question that confronts any investor—whether an individual or a portfolio manager—is what to do with the market that exists.

For the fund year from June 1 2012 to May 31 2013 the market that existed wasn’t a good match for the strategies that form the foundation of the Jubak Global Equity Fund.

The fund takes a long-term view of how to build wealth. This market was focused on the short term.

The fund believes in finding long-term trends thathave the potential, over time, to deliver exceptional returns to companies positioned to take advantage of those trends. This market was dominated by huge short-term fiscal and monetary moves that overshadowed the opportunity in these trends.

The fund believes in digging through global markets to discover overlooked, well run companies able to exploit profitable sectors or niches. This market exhibited volatility that completely overwhelmed individual stock picking.

The fund believes that in the long run emerging markets will provide better growth opportunities than developed markets. The current market prefers the safety of slower growing developed markets to the faster growth of emerging markets.

What was the market like for the twelve months in question?

During 2012 a rally in U.S. stocks took the Standard & Poor’s 500 stock index from a low of 1278 on June 1 to a high of 1465 on September 16—that’s a 14.6% gain in three and a half months. And then there’s the market that stumbled back to 1353 on November 15. And there’s the market that then rallied against to what was then an all-time high on May 21, 2013, before beginning a slump that would take the index back down to 1573 on June 24 for a drop of 5.8% in a month.

In Japan the Nikkei 225 took off like a rocket from 8661 on November 13, 2012 to 15627 on May 22 before falling back to 12455 on June 13. That’s a gain of 80% followed by a drop of 20%.

Jubak Asset Management, LLC, 135 E 57th Street, F23, New York, NY 10022  www.jubakam.com

In China the Shanghai Composite index climbed 24.1% from December 2, 2012 to February 5, 2013 and then gave back 19.8% from February 5 through June 26.

Brazil’s Bovespa index gained 12.9% from November 16, 2012 through January 2, 2013 and then plunged 26.5% from January 2 through June 25, 2013.

The Jubak Global Equity Fund shared in all those markets. From May 30, 2012 through September 18, 2012 the fund was up 12.6%. From September 18 through November 14, 2012 it fell 6.6%. Then from November 14, 2012 to January 31, 2013 it advanced 8.2% only to retreat 11.3% from January 31, 2013 to June 25, 2013.

The net result of all this volatility, all these ups and downs, was a one-year (June 1, 2012 to May 31, 2013) gain for the fund of 8.07%.

What drove this volatility?

The move up from July 24 through September 14, 2012 came after European Central Bank president Mario Draghi promised to do whatever it takes to save the euro.

The drop from September 14 through November 15, 2012 came on worries that the re-election of President Barack Obama would result in partisan warfare that would send the country over a fiscal cliff.

The huge rally in Japanese stocks came after candidate (soon to be Prime Minister) Shinzo Abe promised to weaken the yen through a massive campaign of bond buying by the Bank of Japan in order to stimulate the Japanese economy.

And the drop came after Bank of Japan Governor Haruhiko Kuroda seemed to slow the speed of the bank’s stimulus effort.

In China the rally and the pullback correspond to the government’s efforts to stimulate the economy or to slow the growth of loans and to contain real estate speculation.

In Brazil the pattern is a similar belief in government and bank stimulus and then a rude awakening when growth slowed and the Banco Central do Brasil didn’t leap into the fray.

See the pattern? These repeated rapid moves from rally to rout and back to rally again are by and large the results of moves (or promises of moves) by central banks and national governments to expand or contract the amount of money available to flow into the financial markets. When the European Central Bank or the Federal Reserve or the Bank of Japan or the People’s Bank of China promises to pump money into the financial system, stocks rally. Hard.

When central banks threaten to withdraw money from the financial markets or just cut back on their promises to inject more cash, then markets tumble.

Jubak Asset Management, LLC, 135 E 57th Street, F23, New York, NY 10022  www.jubakam.com

This kind of market makes guessing which big trends will drive which big markets over what period of time the major factor in determining portfolio performance over the short term.

The indexes that serve as benchmarks for the Jubak Global Equity Fund did a much better job of playing “Guess what market” in this period. One benchmark, the All Country World Index (ACWI), was up 26.34% in the period compared to the fund’s 8.07% gain. Another common benchmark for global funds, the EAFE index designed to track developed markets outside of the United States and Canada, climbed 31.62% in the period.

Why the huge discrepancy between the returns on these indexes and the fund?

Much of it boils down to the relative allocation of the indexes and the fund to developed and emerging markets. It turns out that not everyone defines “global” in the same way. Not even the indexes that are most commonly used as “global” benchmarks.

So for example, the MSCI All Country World Index has a 53.6% allocation to the Americas, according to Morningstar, but only 1.78% of the index is allocated to Latin America. The Index has a 19.89% allocation to Greater Asia, but only a 3.92% allocation to emerging Asian markets. That adds up to a total 7.81% allocation to emerging markets. The MSCI EAFE Index, which concentrates on developed markets, had, not surprisingly, a tiny 0.18% allocation to emerging markets.

Contrast that to the Jubak Global Equity Fund. The fund had, again according to Morningstar so we can compare apples to apples, a 40.56% allocation to the Americas but within that allocation was a 15.18% allocation to Latin America. Greater Asia accounted for 30.08% of fund assets and 6.46% of that was in emerging Asian markets. In total the fund had 28.16% of its assets allocated to emerging markets.

For the twelve months in question, it was sure better to have more money in developed markets and less money in emerging markets. And during that period the indexes did a better job than the fund of mirroring the market’s preferences.

Which creates quite a problem if you believe, as I do, that over the long run you’d rather own Brazil’s Natura Cosmeticos instead of Avon Products; or Mexico’s Industrias Bachoco instead of Tyson Foods; or China’s Tencent Holdings instead of Amazon.com; or Singapore’s Keppel instead of General Electric.

What do you do about the short run?

This has been my strategy.

Jubak Asset Management, LLC, 135 E 57th Street, F23, New York, NY 10022  www.jubakam.com

Use market volatility and the current out of favor status of global stocks outside of selected “safe” developed markets to build positions at the lowest possible cost in core growth stocks that appear positioned to take advantage of the relatively faster growth in developing economies (even if the companies are headquartered in the developed world.) Some examples of such core stocks are Brazil’s Kroton Educacional, Poland’s Bank Zachodni, France’s Danone, and Japan’s global convenience store giant Seven & I.

Use market volatility to target when to sell at the top and to buy at the bottom—repeatedly--in order to reduce the fund’s basis price in core stocks. I’ve applied this tactic to fund holdings Apple, Cummins, eBay, Pioneer Natural Resources, and Statoil. This has produced more turnover in the fund’s portfolio than I would pursue in other markets, but it seems appropriate to this market.

Pursue short-term opportunities presented by this volatility when they do not expose the fund to excessive risk. Buying Japanese equities such as Toyota Motor, Mazda Motor, Ricoh, and Mitsubishi UFJ Financial when the Tokyo government and the Bank of Japan launched an aggressive policy to drive up growth and inflation by driving down the yen is an example of a short-term opportunity with relatively low risk. So too are plays on the U.S. midcontinent energy boom whether by buying energy producers such as Pioneer Natural Resources, or energy infrastructure providers such as (future) liquefied natural gas exporter Cheniere Energy or big energy users such as Mexican cement maker CEMEX that will benefit from falling energy prices. Placing big, high-risk directional bets of short-term macro moves in the euro or in gold prices doesn’t fit with my definition of the potential for high return and low risk.

Be prepared to accept some pain in building long-term positions in deeply out of favor stocks, sectors or markets because calling tops and bottoms with absolute accuracy is never possible and is especially difficult in this kind of market. But realizing that since the pain is out there, it is really, really important to believe in the long-term prospects for these core stocks. Without that high degree of belief this volatile market will wash an investor out of positions at the worst possible time.

Do everything possible to limit the short-term pain of creating long-term value for fund shareholders in a market that is focused only on the short-term. That includes applying a variety of tactics ranging from buying high dividend stocks so the fund gets paid while it waits (for example, Kone Cranes and Seadrill) to simply selling otherwise attractive stocks when the potential downside gets too large (for example, Turkish beer maker Anadolu Efes, gold miner Goldcorp, and Chinese insurance company Ping An.) The fund finished the quarter with 20% in cash.

The goal of Jubak Global Equity Fund remains what it has always been: to build a portfolio with long-term value for fund shareholders by investing in well-run, fundamentally sound companies that will offer better growth opportunities in long-term global trends.

In the short term sticking to that strategy can be decidedly challenging; in the long-term I think it is the best way to build wealth. Some markets seem designed to test an investor’s ability to look to the long term. Unfortunately, the current market seems to be just that kind of test

Jubak Asset Management, LLC, 135 E 57th Street, F23, New York, NY 10022  www.jubakam.com

Thank you for investing with me.

Jim Jubak
Portfolio Manager and Chief investment Strategist
Jubak Global Equity Fund
Jubak Asset Management, LLC

Bob Rice
Chairman and Chief Compliance Officer
Jubak Asset Management

IMPORTANT INFORMATION

The views in this report were as of the date this report was printed, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

An investor’s shares, when redeemed, may be worth more or less than their original cost. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. This Fund is also more susceptible to market volatility because small‐ and mid‐cap company stocks tend to be sold less often and in smaller amounts than larger company stocks. Smaller companies also may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The Fund is non-diversified, investing in a limited number of issuers, which exposes the Fund to more market risk than funds invested in a diversified number of issuers. The Fund may, at times, experience higher-than-average portfolio turnover, which may generate significant taxable gains and increased trading expenses, which in turn may lower the Fund’s return.

Jubak Asset Management, LLC, 135 E 57th Street, F23, New York, NY 10022  www.jubakam.com

Jubak Global Equity Fund
FUND PERFORMANCE at May 31, 2013

This graph compares a hypothetical $10,000 investment in theFund, made at its inception, with a similar investment in the MSCI ACWI IMI Index. Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI IMI (All Country World Investable Market) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.  It includes large, mid-cap, and small-cap segments and provides exhaustive coverage of these size segments by targeting a coverage range of close to 99% of the free float-adjusted market capitalization of each market (large, mid and small cap indices target a coverage range of about 70%, 15% and 14%, respectively, of the free float-adjusted market capitalization).The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not possible to invest in an index.

Average Annual Total Returns as of May 31, 2013

	3 Months	1 Year	Since Inception* (6/30/10)
Jubak Global Equity Fund	-3.41%	8.07%	-1.04%
MSCI ACWI IMI Index	4.56%	26.34%	14.13%
*Annualized.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling 1-888-88JUBAK.

Gross and net expense ratios for the Fund are2.43% and 1.65%, respectively, which are the amounts stated in thecurrent prospectus dated September 30, 2012.  The Advisor’scontractual agreement towaive itsfees and/or absorb expenses is in effect until September 30, 2013.In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Jubak Global Equity Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2013

Number of Shares		Value
	COMMON STOCKS – 91.4%
	AUSTRALIA – 2.2%
637,765	Lynas Corp. Ltd.*	$334,843
58,538	Whitehaven Coal Ltd.	125,104
		459,947

	BRAZIL – 4.5%
26,480	CCR S.A.	239,109
19,000	Grendene S.A.	175,203
22,250	Natura Cosmeticos S.A.	524,305
		938,617

	CANADA – 1.9%
16,835	First Quantum Minerals Ltd.	301,367
7,000	Yamana Gold, Inc.	80,780
		382,147

	CHILE – 2.3%
295,609	AquaChile S.A.*	182,875
8,323,218	Corpbanca S.A.	98,995
6,000	Corpbanca S.A. - ADR	106,860
5,000	Latam Airlines Group S.A.	89,200
		477,930

	CHINA – 1.6%
10,000	Hengan International Group Co., Ltd.	110,586
17,300	Ping An Insurance Group Co. - Class H	127,945
64,000	Sun Art Retail Group Ltd.	90,568
		329,099

	COLOMBIA – 3.0%
21,234	Banco Davivienda S.A.	283,994
69,730	Constructora Conconcreto S.A.	48,169
47,351	Grupo Odinsa S.A.	228,840
2,735	Pacific Rubiales Energy Corp.	57,771
		618,774

	DENMARK – 3.2%
4,036	Novo Nordisk A/S - Class B	654,146

	FINLAND – 0.8%
4,870	Konecranes OYJ	167,412

Jubak Global Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2013

Number of Shares		Value
	COMMON STOCKS (Continued)
	FRANCE – 3.8%
2,020	Danone S.A.	$149,143
580	L'Oreal S.A.	97,769
3,018	LVMH Moet Hennessy Louis Vuitton S.A.	533,096
		780,008

	HONG KONG – 4.4%
84,400	AIA Group Ltd.	373,132
27,900	Dairy Farm International Holdings Ltd.	357,120
212,000	Guangdong Investment Ltd.	185,528
		915,780

	IRELAND – 1.6%
3,895	Paddy Power PLC	328,093

	ITALY – 0.6%
412,000	Banca Monte dei Paschi di Siena S.p.A.*	126,320

	JAPAN – 10.3%
1,300	FANUC Corp.	191,445
50,000	Mitsubishi UFJ Financial Group, Inc. - ADR	297,000
36,000	Ricoh Co., Ltd.	417,957
15,500	Seven & I Holdings Co., Ltd.	526,489
67,800	Toray Industries, Inc.	463,792
2,000	Toyota Motor Corp. - ADR	235,100
		2,131,783

	MEXICO – 5.6%
66,500	Alsea S.A.B. de C.V.	186,542
20,000	Cemex S.A.B. de C.V. - ADR*	230,000
70,700	Gruma S.A.B. de C.V. - Class B*	316,394
5,000	Grupo Televisa S.A.B. - ADR	130,400
78,600	Industrias Bachoco S.A.B. de C.V.	226,605
296,045	Urbi Desarrollos Urbanos S.A.B. de C.V.*	55,950
		1,145,891

	NETHERLANDS – 1.0%
3,000	LyondellBasell Industries N.V. - Class A	199,950

	NEW ZEALAND – 1.5%
16,022	Fonterra Cooperative Group Ltd.	98,748
34,558	Fonterra Cooperative Group Ltd.	207,947
		306,695

	NORWAY – 2.2%
18,270	Statoil ASA	412,525

Jubak Global Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2013

Number of Shares		Value
	COMMON STOCKS (Continued)
	NORWAY (Continued)
1,000	Yara International ASA	$44,654
		457,179

	PHILIPPINES – 0.8%
169,800	Manila Water Co., Inc.	162,891

	POLAND – 1.7%
1,928	Bank Zachodni WBK S.A.	171,169
1,320	Powszechny Zaklad Ubezpieczen S.A.	183,669
		354,838

	SINGAPORE – 4.7%
92,000	Hyflux Ltd.	97,335
26,507	Keppel Corp. Ltd.	219,396
2,901	Keppel REIT - REIT	3,259
46,000	SIA Engineering Co., Ltd.	184,509
27,000	Singapore Exchange Ltd.	157,442
100,000	StarHub Ltd.	316,907
		978,848

	SOUTH AFRICA – 0.8%
2,270	Naspers Ltd. - N Shares	167,116

	SOUTH KOREA – 0.2%
680	MegaStudy Co., Ltd.	41,140

	SWEDEN – 1.6%
7,700	Svenska Handelsbanken A.B. - A Shares	330,972

	SWITZERLAND – 0.1%
200	Cie Financiere Richemont S.A.	17,683

	THAILAND – 1.3%
516,400	Tesco Lotus Retail Growth Freehold & Leasehold Property Fund	263,060

	TURKEY – 0.6%
16,285	Arcelik A.S.	123,372

	UNITED KINGDOM – 1.7%
4,000	HSBC Holdings PLC - ADR	219,440
7,845	Tullow Oil PLC	123,449
		342,889

	UNITED STATES – 27.4%
2,000	Anadarko Petroleum Corp.	174,940
1,800	Apple, Inc.	809,424
13,000	Cheniere Energy, Inc.*	381,550

Jubak Global Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2013

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
5,000	Chesapeake Energy Corp.	$109,200
1,000	Cummins, Inc.	119,630
2,000	DaVita HealthCare Partners, Inc.*	248,140
6,000	eBay, Inc.*	324,600
10,000	General Electric Co.	233,200
9,000	Johnson Controls, Inc.	336,240
2,500	Kinder Morgan Energy Partners LP	208,500
4,500	Lindsay Corp.	365,625
3,500	Marathon Petroleum Corp.	288,750
3,000	McDonald's Corp.	289,710
29,000	MGM Resorts International*	439,930
1,000	Pioneer Natural Resources Co.	138,680
1,200	Precision Castparts Corp.	256,704
10,000	QUALCOMM, Inc.	634,800
1,000	Stryker Corp.	66,390
3,000	Targa Resources Partners LP	139,530
25,000	Thompson Creek Metals Co., Inc.*	88,000
		5,653,543

	TOTAL COMMON STOCKS (Cost $18,491,219)	18,856,123

	SHORT-TERM INVESTMENTS – 10.1%
2,091,929	Fidelity Institutional Government Portfolio, 0.01%1	2,091,929

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,091,929)	2,091,929

	TOTAL INVESTMENTS – 101.5% (Cost $20,583,148)	20,948,052
	Liabilities in Excess of Other Assets – (1.5)%	(314,586)

	TOTAL NET ASSETS – 100.0%	$20,633,466

ADR – American Depositary Receipt
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust

* Non-income producing security.
1 The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Jubak Global Equity Fund
SUMMARY OF INVESTMENTS
As of May 31, 2013

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	20.5%
Consumer, Cyclical	16.0%
Financial	13.3%
Energy	10.5%
Industrial	9.7%
Technology	9.0%
Basic Materials	5.1%
Communications	4.5%
Utilities	1.7%
Diversified	1.1%
Total Common Stocks	91.4%
Short-Term Investments	10.1%
Total Investments	101.5%
Liabilities in Excess of Other Assets	(1.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Jubak Global Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2013

Assets:
Investments, at value (cost $20,583,148)	$20,948,052
Foreign currency, at value (cost $111)	103
Receivables:
Investment securities sold	432,880
Fund shares sold	3,625
Dividends and interest	39,742
Prepaid expenses	22,230
Total assets	21,446,632

Liabilities:
Payables:
Investment securities purchased	721,059
Fund shares redeemed	11,140
Distribution fees (Note 7)	4,612
Advisory fees	4,467
Auditing fees	16,045
Transfer agent fees and expenses	11,743
Fund accounting fees	10,440
Custody fees	9,051
Administration fees	6,896
Chief Compliance Officer fees	1,751
Trustees' fees and expenses	427
Accrued other expenses	15,535
Total liabilities	813,166

Net Assets	$20,633,466

Components of Net Assets:
Capital (par value of $0.01 per share with unlimited number of shares authorized)	$23,746,197
Accumulated net investment income	25,881
Accumulated net realized loss on investments and foreign currency transactions	(3,504,355)
Net unrealized appreciation on:
Investments	364,904
Foreign currency translations	839
Net Assets	$20,633,466

Number of shares issued and outstanding	2,141,414
Net asset value per share	$9.64

See accompanying Notes to Financial Statements.

Jubak Global Equity Fund
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $48,131)	$499,305
Interest	204
Total investment income	499,509

Expenses:
Advisory fee	310,010
Distribution fees (Note 7)	64,586
Fund accounting fees	64,365
Transfer agent fees and expenses	61,107
Custody fees	44,928
Administration fees	40,478
Registration fees	23,499
Shareholder reporting fees	21,951
Legal fees	16,441
Auditing fees	16,001
Chief Compliance Officer fees	10,701
Miscellaneous	5,917
Trustees' fees and expenses	4,758
Insurance fees	1,551

Total expenses	686,293
Advisory fees waived	(259,525)
Net expenses	426,768
Net investment income	72,741

Realized and Unrealized Gain (Loss) from Investments and Foreign Currency:
Net realized loss from:
Investments	(1,603,394)
Foreign currency transactions	(7,732)
Net realized loss	(1,611,126)
Net change in unrealized appreciation/depreciation on:
Investments	3,917,909
Foreign currency translations	2,298
Net change in unrealized appreciation/depreciation	3,920,207
Net realized and unrealized gain on investments and foreign currency	2,309,081

Net Increase in Net Assets from Operations	$2,381,822

See accompanying Notes to Financial Statements.

Jubak Global Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	May 31, 2013	May 31, 2012
Increase (Decrease) In Net Assets From:
Operations:
Net investment income	$72,741	$83,465
Net realized loss on investments and foreign currency transactions	(1,611,126)	(1,958,670)
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	3,920,207	(4,825,868)
Net increase (decrease) in net assets resulting from operations	2,381,822	(6,701,073)

Distributions to Shareholders:
From net investment income	-	(184,698)

Capital Transactions:
Net proceeds from shares sold	2,691,252	9,364,700
Reinvestment of distributions	-	174,256
Cost of shares redeemed1	(12,317,807)	(13,773,631)
Net (decrease) from capital transactions	(9,626,555)	(4,234,675)

Total (decrease) in net assets	(7,244,733)	(11,120,446)

Net Assets:
Beginning of period	27,878,199	38,998,645
End of period	$20,633,466	$27,878,199

Undistributed net investment income	$25,881	$6,501

Capital Share Transactions:
Shares sold	276,534	975,452
Shares reinvested	-	19,319
Shares redeemed	(1,259,701)	(1,409,377)
Net decrease from capital share transactions	(983,167)	(414,606)

1	Net of redemption fee proceeds of $5,106 and $10,220, respectively.

See accompanying Notes to Financial Statements.

Jubak Global Equity Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

For the Period
For the Year Ended	For the Year Ended	June 30, 2010* to
May 31, 2013	May 31, 2012	May 31, 2011
Net asset value, beginning of period	$8.92	$11.02	$10.00
Income from Investment Operations:
Net investment income1	0.03	0.03	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.69	(2.07)	1.00
Total from investment operations	0.72	(2.04)	1.01

Less Distributions:
From net investment income	-	(0.06)	-

Redemption fee proceeds	-	2	-	2	0.01

Net asset value, end of period	$9.64	$8.92	$11.02

Total return3	8.07%	(18.56%)	10.20	%4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,633	$27,878	$38,999

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.65%	2.41%	2.96	%5
After fees waived and expenses absorbed	1.65%	1.66%	1.75	%5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.72)%	(0.49)%	(1.12	)%5
After fees waived and expenses absorbed	0.28%	0.26%	0.09	%5
Portfolio turnover rate	131%	140%	59	%4

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Jubak Global Equity Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2013

Note 1 – Organization
Jubak Global Equity Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to provide long-term capital appreciation. The Fund commenced investment operations on June 30, 2010.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policy consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Brazilian and Mexican securities may be valued at the intraday price available at the close of the NYSE. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs.  The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

Jubak Global Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2013

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted prior to when the Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  For the year ended May 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Jubak Global Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2013

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Jubak Asset Management, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.20% of the Fund’s average daily net assets.  Effective July 1, 2011, the Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.65% of average daily net assets of the Fund.  The expense limit for the Fund, from June 30, 2010 through June 30, 2011, was 1.75%.

For the year ended May 31, 2013, the Advisor waived $259,525 of its advisory fees.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At May 31, 2013, the amount of these potentially recoverable expenses was $713,229. The Advisor may recapture a portion of the following amounts no later than May 31 of the years stated below:

2014	$211,423
2015	242,281
2016	259,525
Total	$713,229

On January 1, 2013, IMST Distributors, LLC succeeded Grand Distribution Services, LLC as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended May 31, 2013, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended May 31, 2013, are reported on the Statement of Operations.

Jubak Global Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2013

Note 4 – Federal Income Taxes
At May 31, 2013, gross unrealized appreciation and depreciation of investments and foreign currency translations based on cost for federal income tax purposes were as follows:

Cost of investments	$20,836,694

Gross unrealized appreciation	$1,628,434
Gross unrealized depreciation	(1,517,076)
Unrealized depreciation on foreign currency	839
Net unrealized depreciation on investments and foreign currency translations	$112,197

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and passive foreign investment companies (“PFICs”).

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended May 31, 2013, permanent differences in book and tax accounting have been reclassified to accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 4,092	$ (53,361)	$ 49,269

As of May 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$24,737
Undistributed long-term capital gains	-
Tax accumulated earnings	24,737

Accumulated capital and other losses	(3,249,665)
Net unrealized depreciation	112,197
Total accumulated earnings	$(3,112,731)

As of May 31, 2013 the Fund had a short-term capital loss carryover of $1,395,263 and a long-term capital loss carryover of $583,885 which are both non-expiring.

Losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first day of the Fund's next taxable year.  As of May 31, 2013 the Fund had $1,270,517 of post-October capital losses which are deferred until June 1, 2013 for tax purposes.

Note 5 – Redemption Fees
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase.  For the year ended March 31, 2013, the Fund received $5,106 in redemption fees.

Jubak Global Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2013

Note 6 – Investment Transactions
For the year ended May 31, 2013, purchases and sales of investments, excluding short-term investments, were $30,709,907 and $39,224,681, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to IMST Distributors, LLC effective January 1, 2013.  Prior to January 1, 2013, distribution fees were payable to the Advisor as the distribution coordinator.

For the year ended May 31, 2013, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Jubak Global Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2013

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of May 31, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Basic Materials	$670,097	$379,497	$-	$1,049,594
Communications	455,000	484,023	-	939,023
Consumer, Cyclical	2,080,018	1,228,512	-	3,308,530
Consumer, Non-cyclical	2,444,196	1,787,220	-	4,231,416
Diversified	-	219,396	-	219,396
Energy	1,498,920	661,078	-	2,159,998
Financial	1,180,718	1,562,539	-	2,743,257
Industrial	1,538,118	456,191	-	1,994,309
Technology	1,444,224	417,957	-	1,862,181
Utilities	162,891	185,528	-	348,419
Short-Term Investments	2,091,929	-	-	2,091,929
Total Investments	$13,566,111	$7,381,941	$-	$20,948,052

*	The Fund did not hold any Level 3 securities at period end.

Transfers between Level 1 and Level 2 relate to the use of systematic fair valuation. When systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2.

Note 10 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The Fund’s policies permit the Fund to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations.  Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract.  The forward contracts were bought or sold to protect the Fund, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Fund of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$).  As a result, the relative strength of the US$ may be an important factor in the performance of the Fund.  For the year ended May 31, 2013, the Fund did not enter into any forward contracts.

Jubak Global Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2013

Note 11 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund’s have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the Jubak Global Equity Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of May 31, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 30, 2010 (commencement of operations) to May 31, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jubak Global Equity Fund as of May 31, 2013, and the results of its operations for the year then ended, the statements of changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and for the period June 30, 2010 to May 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
July 29, 2013

Jubak Global Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Fund designates $469,967 of income derived from foreign sources and $39,530 of foreign taxes paid for the period ended May 31, 2013.

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-888-885-8225.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (Born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-2012)	65	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	65	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	65	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006)	65	None
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	65	None

Jubak Global Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998)
			N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present)	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Jubak Global Equity Fund
EXPENSE EXAMPLE
For the Six Months Ended May 31, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 12/1/12 to 5/31/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	12/1/12	5/31/13	12/1/12 – 5/31/13
Actual Performance	$1,000.00	$991.80	$8.19
Hypothetical (5% annual return before expenses)	1,000.00	1,016.77	8.30

*
Expenses are equal to the Fund’s annualized expense ratio of 1.65% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

This page is intentionally left blank

Jubak Global Equity Fund
a series of the Investment Managers Series Trust

Investment Advisor
Jubak Asset Management, LLC
135 E. 57th Street, F23,
New York, NY 10022

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Jubak Global Equity Fund	JUBAX	461 418 691

Privacy Principles of the Jubak Global Equity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Jubak Global Equity Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 88JUBAK (58225) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 88JUBAK (58225) or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (888) 88JUBAK (58225). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Jubak Global Equity Fund
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: 1-888-88JUBAK (58225)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-885-8225.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2013	FYE 5/31/2012
Audit Fees	$13,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2013	FYE 5/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 5/31/2013	FYE 5/31/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)		/s/ John P. Zader
John P. Zader, President

Date	8/8/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ John P. Zader
John P. Zader, President

Date	8/8/13

By (Signature and Title)		/s/ Rita Dam
Rita Dam, Treasurer

Date	8/8/13